UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

Item 1. Reports to Stockholders

Annual Report	Delaware Enhanced Global Dividend and Income Fund

November 30, 2012

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Table of contents

Portfolio management review	1
Performance summary	4
Security type/sector and country allocations	7
Statement of net assets	9
Statement of operations	25
Statements of changes in net assets	26
Statement of cash flows	27
Financial highlights	28
Notes to financial statements	29
Report of independent registered public accounting firm	40
Other Fund information	41
Board of trustees/directors and officers addendum	50
About the organization	52

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund
December 11, 2012

Performance preview (for the year ended November 30, 2012)
Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	+12.15%
Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+16.85%
Lipper Closed-end Global Funds Average @ market price	1-year return	+12.16%
Lipper Closed-end Global Funds Average @ NAV	1-year return	+10.65%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 4.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2012, Delaware Enhanced Global Dividend and Income Fund returned +16.85% at net asset value and +12.15% at market price (both figures reflect all distributions reinvested). Complete annualized performance information for the Fund is shown in the table on page 4.

Modest improvements in economic conditions

The U.S. economy continued its sluggish but steady growth during the 12 months ended Nov. 30, 2012. While U.S. gross domestic product — a measure of the goods and services produced by the nation — expanded rapidly in late 2011, growth slowed significantly thereafter. High unemployment continued to be a major challenge, with the country’s jobless rate finishing the Fund’s fiscal year at 7.9%, still uncomfortably high but notably improved from the 9.0% level at the beginning of this period. (Data: U.S. Commerce Department; U.S. Labor Department.)

Against this backdrop, the U.S. Federal Reserve continued its efforts to stimulate U.S. economic growth by keeping short-term interest rates at a historically low level and initiating a third round of so-called “quantitative easing” in the form of bond-buying programs. Policy action continued overseas as well, as European officials dealt with a lingering sovereign debt crisis. Many European countries were in recession when the Fund’s fiscal year drew to a close (source: Bloomberg).

Financial markets respond positively

Encouraged by the aggressive actions of central banks around the world, global financial markets delivered strong returns during the fiscal year, with riskier assets faring particularly well. U.S. equities, as measured by the S&P 500® Index, generated a gain of 16.13%, while global equities, as measured by the MSCI ACWI (All Country World Index), advanced 13.33% (net). Emerging markets lagged their developed-market counterparts, however, with highly variable performance from country to country.

Central bank actions generally helped boost demand for many real estate securities, including real estate investment trusts (REITs), which tend to benefit when financing is readily available. As credit became more accessible throughout the fiscal year, REITs generally responded well, with global REITs gaining 25.06%, as measured by the FTSE EPRA/NAREIT Developed Index.

High yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Constrained Index, rose 16.57% for the Fund’s fiscal year. Other income-generating asset classes that gained ground included convertible securities, dividend-paying international equities, and investment grade bonds. (Performance data: Bloomberg.)

A global approach to income

The Fund’s primary objective is to seek current income, with a secondary objective of capital appreciation. In managing the Fund, we pursue these goals by investing broadly in a range of income-generating securities from around the globe. These include “core” fixed income holdings (such as Treasury and agency securities), as well as investment grade and high yield corporate bonds, convertible bonds, REITs, large-cap value stocks, convertible preferred stocks, international value stocks, emerging market equities, emerging market debt securities, and international currencies.

As part of the Fund’s global strategy, we invest at least 40% of the Fund’s net assets in non-U.S. securities under normal conditions. This includes investments in

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2012, and subject to change.

(continues)       1

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

international equities, global real estate securities, and emerging market bonds. When we consider market conditions to be unfavorable, however, we can shift our tactical allocation below that guideline.

During the Fund’s fiscal year, we saw additional opportunity in international equities as investor sentiment began to calm somewhat in the wake of global central bank actions, including European Central Bank President Mario Draghi’s declaration in July 2012 that he would do “whatever it takes” to save the euro. As of Nov. 30, 2012, international equities amounted to 24% of the Fund’s total net assets.

The Fund’s allocation to U.S. large-cap value equity investments was lowered somewhat during the fiscal year. Domestic equities nonetheless provided a solid contribution to Fund performance, and we viewed them favorably at fiscal year end. Within the Fund’s large-cap value holdings, the consumer discretionary sector was particularly strong. The Fund’s holdings in the financial sector were likewise beneficial.

Notes on the Fund’s allocations to other asset types:

  High yield securities play a prominent role in the Fund’s strategy of seeking income from a variety of asset types, and represented the largest allocation of assets within the Fund during the fiscal year. Our approach to the asset class is marked by an eye toward risk. As the Fund’s fiscal year progressed and bond prices continued to reach what we viewed as excessively high levels, we reassessed the Fund’s high yield exposure somewhat. We concluded that the overall risk-reward balance had become less attractive, and that increased caution was warranted, prompting us to take precautions against potential declines in bond prices.

  Among global REITs, we favored real estate companies with strong fundamentals and relatively easy access to credit. We introduced small positions in several non-U.S. companies that we believed had become attractively valued, keeping in mind that prices for international REITs have generally trailed their U.S. counterparts in recent years.

  In a market environment in which equities turned in robust results, convertibles did not generate comparable gains. The Fund’s focus on convertibles that exhibit defensive characteristics muted the Fund’s performance in this asset class.

  The Fund’s exposure to emerging markets debt, though pared back slightly in 2011, remained relatively stable during the Fund’s fiscal year, with a particular focus on Latin American and Asian countries that we found attractive.

With monetary policy around the world driving rates lower, our preferred approach has been twofold:

  Invest in hard assets as we aim to help shield the Fund’s portfolio from the potential inflationary results of central bank policies — as represented by our investments in global REITs.

  Invest in financial assets as we aim to help provide what central banks’ policies are taking away — that is, yield — which we attempt to achieve by investing in securities such as high yield bonds, dividend-paying international equities, and convertibles.

A consistent management strategy

Our basic strategy remained the same during the Fund’s fiscal year, just as it has across all performance periods: We continued assembling a diversified collection of income-generating securities that seeks to provide competitive yield, while aiming to achieve greater upside potential than bonds and better downside protection than equities. Diversification, it should be noted, does not protect against losses.

We continued to emphasize reasonably priced securities when making new additions to the Fund. At the same time, we liquidated holdings that we believed had become expensive relative to their return prospects.

A more defensive posture going forward

As the Fund’s fiscal year came to an end, we believed that U.S. securities — especially large-cap value equities — had the potential to outperform non-U.S. securities. With European and Asian markets coming off long stretches of positive performance, we believed it was not the right time to take on more risk by investing significantly in these regions.

In general, our overall sense of caution increased as the fiscal year progressed. After three years of strong market returns and proactive economic stimulus by the world’s central banks, we finished the fiscal year with a more defensive outlook, which translated to (1) seeking to avoid securities that we view as having an unfavorable risk-reward balance, (2) selling certain higher-priced securities, and (3) initiating steps to help hedge the portfolio’s risk. In the months ahead, we will be monitoring market conditions to see if an even more defensive stance may be warranted.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance
Average annual total returns
through November 30, 2012	1 year		5 years		Lifetime
At market price (inception date June 29, 2007)	+	12.15%	+	5.61%	+	1.55%
At net asset value (inception date June 29, 2007)	+	16.85%	+	4.37%	+	3.05%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The “Fund performance” table above and the “Performance of a $10,000 investment” graph on page 5 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception. Past performance is not a guarantee of future results.

Fund basics
As of November 30, 2012

Fund objective
The Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective.

Total Fund net assets
$191 million

Number of holdings
767

Fund start date
June 29, 2007

NYSE symbol
DEX

Market price versus net asset value (see notes below)
Nov. 30, 2011, through Nov. 30, 2012

	Starting value (Nov. 30, 2011)	Ending value (Nov. 30, 2012)
Delaware Enhanced Global Dividend and Income Fund @ NAV	$11.35	$12.02
Delaware Enhanced Global Dividend and Income Fund @ market price	$10.92	$11.10

Past performance is not a guarantee of future results.

Performance of a $10,000 investment
Average annual total returns from June 29, 2007 (Fund’s inception) through Nov. 30, 2012

	Starting value (June 29, 2007)	Ending value (Nov. 30, 2012)
Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$18,124
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$16,625
Lipper Closed-end Global Funds Average @ market price	$10,000	$9,889
Lipper Closed-end Global Funds Average @ NAV	$10,000	$9,343

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on June 29, 2007, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Global Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was initially offered with a sales charge of 4.50%. Performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well (source: Lipper).

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

(continues)       5

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The MSCI ACWI Index, mentioned on page 1, is a free float-adjusted market capitalization index that is designed to measure equity market performance across developed and emerging markets worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The FTSE EPRA/NAREIT Developed Index, mentioned on page 1, tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in U.S. dollars.

The BofA Merrill Lynch U.S. High Yield Constrained Index, mentioned on page 1, tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type/sector and country allocations

Delaware Enhanced Global Dividend and Income Fund
As of November 30, 2012

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of Net Assets
Common Stock	59.18%
Consumer Discretionary	7.82%
Consumer Staples	6.62%
Diversified REITs	0.58%
Energy	5.78%
Financials	5.62%
Healthcare	7.10%
Healthcare REITs	0.26%
Hotel REITs	0.43%
Industrial REITs	1.05%
Industrials	7.46%
Information Technology	2.78%
Mall REITs	0.84%
Manufactured Housing REITs	0.22%
Materials	4.71%
Mixed REITs	0.56%
Mortgage REITs	0.28%
Multifamily REITs	0.45%
Office REITs	0.68%
Real Estate Management & Development	0.02%
Self-Storage REITs	0.17%
Shopping Center REITs	0.84%
Single Tenant REIT	0.17%
Specialty REITs	0.63%
Telecommunications	2.70%
Utilities	1.41%
Convertible Preferred Stock	2.40%
Exchange-Traded Fund	0.39%
Agency Collateralized Mortgage Obligations	0.14%
Agency Mortgage-Backed Securities	0.89%
Commercial Mortgage-Backed Securities	0.42%
Convertible Bonds	12.78%
Basic Industry	0.18%
Capital Goods	1.27%
Communications	1.31%
Consumer Cyclical	1.34%
Consumer Non-Cyclical	2.08%
Energy	0.82%
Financials	1.00%
Industrials	0.32%
Insurance	0.20%
Real Estate	0.27%
Services	1.16%
Technology	2.83%
Corporate Bonds	44.32%
Automotive	1.24%
Banking	1.06%
Basic Industry	5.50%
Brokerage	0.03%
Capital Goods	2.60%
Communications	3.88%
Consumer Cyclical	3.24%
Consumer Non-Cyclical	1.34%
Energy	6.73%
Financials	0.88%
Healthcare	3.38%
Industrials	0.02%
Insurance	1.52%
Media	3.67%
Natural Gas	0.12%
Real Estate	0.50%
Services	5.04%
Technology	2.75%
Transportation	0.05%
Utilities	0.77%
Non-Agency Asset-Backed Securities	0.13%
Non-Agency Collateralized Mortgage Obligations	0.09%
Senior Secured Loans	1.81%
Sovereign Bonds	8.54%
U.S. Treasury Obligations	0.46%
Leveraged Non-Recourse Security	0.00%
Limited Partnership	0.32%
Residual Interest Trust Certificate	0.00%
Preferred Stock	0.86%
Warrant	0.00%
Short-Term Investments	2.64%
Securities Lending Collateral	8.05%
Total Value of Securities	143.42%
Obligation to Return Securities Lending Collateral	(8.25%)
Borrowing Under Line of Credit	(34.48%)
Other Liabilities Net of Receivables and Other Assets	(0.69%)
Total Net Assets	100.00%

(continues)       7

Security type/sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

*Country	Percentage of Net Assets
Australia	1.41%
Austria	0.23%
Barbados	0.16%
Bermuda	0.79%
Brazil	3.73%
British Virgin Island	0.16%
Canada	4.98%
Cayman Islands	0.83%
China	0.75%
Denmark	0.66%
France	8.14%
Germany	1.85%
Hong Kong	1.65%
Indonesia	3.65%
Ireland	0.68%
Israel	1.39%
Japan	6.55%
Jersey	0.28%
Luxembourg	2.39%
Marshall Islands	0.20%
Mexico	1.51%
Multinational	0.16%
Netherlands	2.10%
Norway	0.01%
Panama	1.37%
Poland	0.35%
Republic of Korea	0.53%
Russia	0.49%
Singapore	0.06%
Spain	0.18%
Sweden	1.36%
Switzerland	2.92%
United Kingdom	7.48%
United States	73.73%
Total	132.73%

*	Allocation includes all investments except for short-term investments and securities lending collateral.

The percentage of net assets exceeds 100% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 9 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund
November 30, 2012

		Number of Shares	Value (U.S. $)
❖Common Stock – 59.18%
Consumer Discretionary – 7.82%
	Bayerische Motoren Werke	13,422	$1,190,323
†	DIRECTV Class A	2,250	111,825
	Don Quijote	43,500	1,691,447
	Genuine Parts	10,800	702,972
	Hyundai Home
	Shopping Network	9,042	1,014,876
	Mattel	18,500	693,935
	Nitori Holdings	13,904	1,034,049
	PPR	8,514	1,587,851
*	Publicis Groupe	15,657	885,676
	Sumitomo Rubber Industries	61,461	724,781
	Techtronic Industries	551,500	1,085,893
	Toyota Motor	55,005	2,359,026
	Yue Yuen Industrial Holdings	519,500	1,819,879
			14,902,533
Consumer Staples – 6.62%
	Archer-Daniels-Midland	18,700	499,290
†	Aryzta	47,431	2,397,909
	Carlsberg Class B	12,908	1,256,754
	Coca-Cola Amatil	70,650	1,013,152
	ConAgra Foods	34,500	1,030,170
	Greggs	107,397	827,268
	Kimberly-Clark	11,100	951,492
†	Kraft Foods Group	22,100	999,362
	Lorillard	8,500	1,029,860
*	Safeway	55,700	953,027
	TESCO	318,609	1,659,452
			12,617,736
Diversified REITs – 0.58%
	Champion REIT	125,000	62,902
*	Investors Real Estate Trust	10,260	87,107
	Lexington Reality Trust	40,304	386,516
	Mapletree Logistics Trust	70,000	63,657
*	Nieuwe Steen Investments	89	712
	Orix JREIT	17	85,077
	Stockland	70,059	247,879
	Vornado Realty Trust	2,361	180,451
			1,114,301
Energy – 5.78%
	Chevron	5,700	602,433
	CNOOC	667,000	1,426,913
	ConocoPhillips	11,700	666,198
	Marathon Oil	16,300	502,855
	Royal Dutch Shell ADR	13,700	946,396
	Spectra Energy	22,400	626,080
*	Subsea 7	70,335	1,607,863
*	Total	38,803	1,941,650
	Total ADR	19,800	993,168
	Transocean	27,100	1,252,020
	Williams	13,500	443,340
			11,008,916
Financials – 5.62%
	Allstate	24,200	979,616
	AXA	98,208	1,613,798
	Bank of New York Mellon	21,700	519,498
*	Fifth Street Finance	29,454	317,514
	Gallagher (Arthur J.)	21,900	799,788
	Marsh & McLennan	19,300	679,746
	Mitsubishi UFJ Financial Group	391,328	1,789,878
	Nordea Bank	147,703	1,352,028
	Nordea Bank FDR	36,812	335,610
	Solar Capital	8,100	185,490
	Standard Chartered	57,662	1,344,133
	Travelers	11,300	800,266
			10,717,365
Healthcare – 7.10%
	Abbott Laboratories	9,600	624,000
†	Alliance HealthCare Services	8,445	10,472
	AstraZeneca ADR	14,700	698,838
	Baxter International	8,000	530,160
	Bristol-Myers Squibb	23,400	763,542
	Johnson & Johnson	11,400	794,922
*	Meda Class A	49,345	508,058
	Merck	26,400	1,169,520
	Novartis	30,902	1,912,409
	Pfizer	41,460	1,037,329
	Sanofi	23,258	2,076,841
	Sanofi ADR	17,100	763,002
	Teva Pharmaceutical
	Industries ADR	65,600	2,646,960
			13,536,053
Healthcare REITs – 0.26%
	HCP	1,100	49,555
	Health Care REIT	1,875	110,419
	Ventas	5,342	340,018
			499,992
Hotel REITs – 0.43%
	Ashford Hospitality Trust	61,800	559,290
	DiamondRock Hospitality	17,600	153,824
	LaSalle Hotel Properties	1,200	28,932
	Summit Hotel Properties	9,300	81,654
			823,700
Industrial REITs – 1.05%
	BWP Trust	60,000	133,385
*	DCT Industrial Trust	16,877	105,481
†	First Industrial Realty Trust	63,827	842,516
	Goodman Group	49,447	238,428
	ProLogis	385	13,067
	STAG Industrial	35,063	660,938
			1,993,815

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Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

	Number of Shares	Value (U.S. $)
❖Common Stock (continued)
Industrials – 7.46%
Alstom	28,998	$1,055,411
Cie de Saint-Gobain	17,200	686,295
Copa Holdings Class A	13,700	1,299,308
† Delta Air Lines	6	60
Deutsche Post	65,902	1,367,913
East Japan Railway	24,961	1,638,326
† Flextronics International	7,400	42,846
ITOCHU	151,202	1,511,561
Koninklijke Philips Electronics	51,746	1,336,543
Northrop Grumman	9,500	633,650
Raytheon	17,500	999,775
Teleperformance	77,000	2,679,809
Waste Management	29,900	973,843
		14,225,340
Information Technology – 2.78%
Applied Materials	74,600	800,458
* Canon ADR	18,900	664,902
† CGI Group Class A	101,891	2,338,667
Intel	44,000	861,080
Microsoft	24,000	638,880
		5,303,987
Mall REITs – 0.84%
CBL & Associates Properties	4,199	94,519
General Growth Properties	14,518	281,214
Macerich	389	21,979
Pennsylvania Real Estate
Investment Trust	8,500	141,610
* Rouse Properties	748	11,220
Simon Property Group	6,908	1,050,914
		1,601,456
Manufactured Housing REITs – 0.22%
Equity Lifestyle Properties	2,478	162,656
Sun Communities	6,586	254,220
		416,876
Materials – 4.71%
† AuRico Gold	184,251	1,456,053
duPont (E.I.) deNemours	12,600	543,564
Lafarge	14,580	847,033
MeadWestvaco	20,100	621,291
Rexam	254,027	1,781,337
Rio Tinto	25,961	1,286,652
Yamana Gold	129,764	2,445,445
		8,981,375
Mixed REITs – 0.56%
* Digital Realty Trust	10,200	658,307
Duke Realty	11,447	154,535
* DuPont Fabros Technology	2,500	57,725
Liberty Property Trust	4,797	167,080
PS Business Parks	400	25,796
		1,063,443
Mortgage REITs – 0.28%
Chimera Investment	17,000	46,580
Starwood Property Trust	20,900	477,774
		524,354
Multifamily REITs – 0.45%
Apartment Investment
& Management	15,728	394,301
Associated Estates Realty	1,300	19,669
BRE Properties	1,000	48,650
Camden Property Trust	5,109	335,661
Equity Residential	1,200	66,612
		864,893
Office REITs – 0.68%
* Alstria Office REIT	33,657	413,345
Commonwealth Property
Office Fund	105,000	111,780
* Government Properties
Income Trust	4,752	109,534
Link REIT	33,000	179,047
Mack-Cali Realty	11,500	290,720
Parkway Properties	13,650	183,456
		1,287,882
Real Estate Management & Development – 0.02%
Cyrela Brazil Realty	4,100	34,203
		34,203
Self-Storage REITs – 0.17%
Extra Space Storage	4,555	160,108
Public Storage	1,150	161,736
		321,844
Shopping Center REITs – 0.84%
*∏ Charter Hall Retail REIT	71,117	265,725
* Corio	2,685	120,316
Equity One	1,500	31,005
First Capital Realty	2,922	54,272
Kimco Realty	12,857	247,626
Ramco-Gershenson
Properties Trust	19,634	262,703
Regency Centers	900	42,165
Unibail-Rodamco	1,399	328,324
Westfield Group	16,989	184,761
Westfield Retail Trust	21,112	65,883
		1,602,780
Single Tenant REIT – 0.17%
National Retail Properties	10,537	323,697
		323,697
Specialty REITs – 0.63%
EPR Properties	8,736	396,178
Home Loan Servicing Solution	32,995	645,051
Plum Creek Timber	1,520	65,132
Potlatch	1,730	67,384
Rayonier	450	22,428
		1,196,173

		Number of Shares		Value (U.S. $)
❖Common Stock (continued)
Telecommunications – 2.70%
	AT&T		30,500	$1,040,965
=†	Century Communications		125,000	0
	CenturyLink		16,800	652,512
	France Telecom ADR		900	9,639
†	GeoEye		600	18,336
	KDDI		13,200	976,888
	Mobile TeleSystems ADR		54,000	941,220
	Verizon Communications		15,100	666,212
	Vodafone Group		326,843	843,838
				5,149,610
Utilities – 1.41%
	American Water Works		800	30,536
=†	Calpine Tracking		70,000	0
	Edison International		10,500	477,540
†	GenOn Energy		150	383
†	Mirant (Escrow)		50,000	0
*	National Grid		122,709	1,385,974
*	National Grid ADR		11,500	651,360
	NorthWestern		3,800	131,822
				2,677,615
Total Common Stock
	(cost $104,947,961)			112,789,939

Convertible Preferred Stock – 2.40%
	Aspen Insurance Holdings
	5.625% exercise price
	$29.28, expiration
	date 12/31/49		10,874	643,945
#	Chesapeake Energy 5.75%
	144A exercise price $27.90,
	expiration date 12/31/49		240	213,600
	El Paso Energy Capital Trust I
	4.75% exercise price
	$34.49, expiration
	date 3/31/28		1,950	106,782
	HealthSouth 6.50%
	exercise price $30.50,
	expiration date 12/31/49		835	873,828
	Huntington Bancshares 8.50%
	exercise price $11.95,
	expiration date 12/31/49		318	394,288
	MetLife 5.00%
	exercise price $44.28,
	expiration date 9/4/13		13,000	579,670
	PPL 9.50%
	exercise price $28.80,
	expiration date 7/1/13		12,650	688,034
	SandRidge Energy 8.50%
	exercise price $8.01,
	expiration date 12/31/49		2,205	222,021
	Wells Fargo 7.50%
	exercise price $156.71,
	expiration date 12/31/49		695	859,020
Total Convertible Preferred Stock
	(cost $4,337,871)			4,581,188

Exchange-Traded Fund – 0.39%
*	iPATH S&P 500 VIX Short-Term
	Futures ETN		25,000	740,500
Total Exchange-Traded Fund
	(cost $1,178,000)			740,500

		Principal Amount°
Agency Collateralized Mortgage Obligations – 0.14%
	Fannie Mae REMICs
	Series 2001-50 BA
	7.00% 10/25/41	USD	97,750	104,171
	Series 2003-122 AJ
	4.50% 2/25/28		23,757	23,987
	Freddie Mac
	Series 2557 WE
	5.00% 1/15/18		52,985	56,570
	Series 3131 MC
	5.50% 4/15/33		31,152	31,809
	Series 3173 PE
	6.00% 4/15/35		55,610	57,858
Total Agency Collateralized
	Mortgage Obligations
	(cost $262,838)			274,395

Agency Mortgage-Backed Securities – 0.89%
•	Fannie Mae ARM
	2.715% 10/1/36		6,759	7,244
	2.78% 4/1/36		11,238	12,017
	2.873% 11/1/35		11,767	12,608
	2.883% 10/1/36		10,036	10,726
	3.847% 3/1/38		15,661	16,641
	6.176% 4/1/36		39,736	42,567
	Fannie Mae S.F. 15 yr
	4.00% 11/1/25		136,108	147,956
	5.50% 1/1/23		24,984	27,065
	Fannie Mae S.F. 15 yr TBA
	2.50% 1/1/27		79,000	82,506
	3.00% 1/1/27		113,000	119,052
	Fannie Mae S.F. 20 yr
	5.50% 12/1/29		1,909	2,078
	Fannie Mae S.F. 30 yr
	6.50% 6/1/36		20,648	23,424
	6.50% 10/1/36		13,863	15,642
	6.50% 12/1/37		23,359	26,494
	Freddie Mac 6.00% 1/1/17		9,837	10,042

(continues)       11

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal Amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Freddie Mac ARM
	2.764% 7/1/36	USD	9,337	$9,973
	5.811% 10/1/36		18,108	19,607
	Freddie Mac S.F. 15 yr
	5.00% 6/1/18		9,272	9,943
	5.00% 12/1/22		47,394	51,147
	Freddie Mac S.F. 30 yr
	5.00% 1/1/34		427,911	463,461
	7.00% 11/1/33		33,289	39,333
	9.00% 9/1/30		46,372	51,207
	GNMA I S.F. 30 yr
	7.50% 12/15/23		67,856	81,095
	7.50% 1/15/32		55,263	67,602
	9.50% 9/15/17		56,920	65,143
	12.00% 5/15/15		21,692	23,585
	GNMA II S.F. 30 yr
	6.00% 11/20/28		63,702	71,852
	6.50% 2/20/30		162,408	187,788
Total Agency Mortgage-Backed
	Securities (cost $1,554,898)			1,697,798

Commercial Mortgage-Backed Securities – 0.42%
#	American Tower Trust 144A
	Series 2007-1A AFX
	5.42% 4/15/37		75,000	77,465
	BAML Commercial Mortgage
	Series 2005-1 A3
	4.877% 11/10/42		5,662	5,660
	•Series 2005-6 A4
	5.363% 9/10/47		180,000	201,314
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2006-PW12 A4
	5.894% 9/11/38		25,000	28,707
•t	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A
	5.116% 6/10/44		10,000	11,057
	Goldman Sachs Mortgage
	Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38		60,000	63,854
	Series 2005-GG4 A4A
	4.751% 7/10/39		115,000	124,341
	•Series 2006-GG6 A4
	5.553% 4/10/38		10,000	11,295
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP3 A4A
	4.936% 8/15/42		35,000	38,558
•	Morgan Stanley Capital I
	Series 2007-T27 A4
	5.82% 6/13/42		160,000	190,443
#	Timberstar Trust 144A
	Series 2006-1A A
	5.668% 10/15/36		25,000	28,170
	WF-RBS Commercial Mortgage
	Trust Series 2012-C9 A3
	2.87% 11/15/45		10,000	10,311
Total Commercial Mortgage-
	Backed Securities
	(cost $643,642)			791,175

Convertible Bonds – 12.78%
Basic Industry – 0.18%
	Steel Dynamics 5.125%
	exercise price $17.32,
	expiration date 6/15/14		314,000	335,391
				335,391
Capital Goods – 1.27%
	AAR
	1.75% exercise price $28.62,
	expiration date 1/1/26		215,000	216,075
	#144A 1.75%
	exercise price $28.62,
	expiration date 1/1/26		90,000	90,450
	L-3 Communications
	Holdings 3.00%
	exercise price $91.21,
	expiration date 8/1/35		868,000	876,680
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		1,245,000	1,235,663
				2,418,868
Communications – 1.31%
#	Alaska Communications
	Systems Group 144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		538,000	364,495
#	Clearwire Communications
	144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40		371,000	358,015
*	Leap Wireless International
	4.50% exercise price
	$93.21, expiration
	date 7/15/14		826,000	787,281
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40		363,000	362,093
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 7/22/14		274,000	632,769
				2,504,653

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Consumer Cyclical – 1.34%
ϕ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27	USD	1,493,000	$1,108,553
#	Iconix Brand Group 144A
	2.50% exercise price
	$30.75, expiration
	date 5/31/16		634,000	642,322
	International Game
	Technology 3.25%
	exercise price $19.97,
	expiration date 5/1/14		493,000	513,644
#	Titan Machinery 144A 3.75%
	exercise price $43.17,
	expiration date 4/30/19		313,000	285,808
				2,550,327
Consumer Non-Cyclical – 2.08%
*	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		705,000	664,463
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		197,000	133,098
#	Illumina 144A 0.25%
	exercise price $83.55,
	expiration date 3/11/16		513,000	492,801
	LifePoint Hospitals 3.50%
	exercise price $51.79,
	expiration date 5/14/14		870,000	895,012
	Medtronic 1.625%
	exercise price $53.13,
	expiration date 4/15/13		346,000	347,081
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/10/15		261,000	550,873
	NuVasive
	2.25% exercise price $44.74,
	expiration date 3/15/13		111,000	111,139
	2.75% exercise price $42.13,
	expiration date 6/30/17		890,000	763,730
				3,958,197
Energy – 0.82%
*	Chesapeake Energy 2.50%
	exercise price $51.14,
	expiration date 5/15/37		341,000	306,048
	Helix Energy
	Solutions Group 3.25%
	exercise price $25.02,
	expiration date 3/12/32		691,000	768,737
	Transocean 1.50%
	exercise price $158.97,
	expiration date 12/15/37		491,000	494,069
				1,568,854
Financials – 1.00%
	Ares Capital 5.75%
	exercise price $19.13,
	expiration date 2/1/16		561,000	605,529
	BGC Partners 4.50%
	exercise price $9.84,
	expiration date 7/13/16		365,000	332,606
	PHH 4.00%
	exercise price $25.80,
	expiration date 9/1/14		867,000	967,248
				1,905,383
Industrials – 0.32%
ϕ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		584,000	616,120
				616,120
Insurance – 0.20%
#	WellPoint 144A 2.75%
	exercise price $75.57,
	expiration date 10/15/42		374,000	389,661
				389,661
Real Estate – 0.27%
#	Lexington Realty Trust 144A
	6.00% exercise price $6.93,
	expiration date 1/11/30		358,000	518,876
				518,876
Services – 1.16%
	Live Nation Entertainment
	2.875% exercise price
	$27.14, expiration
	date 7/14/27		1,435,000	1,436,794
	MGM Resorts International
	4.25% exercise price
	$18.58, expiration
	date 4/10/15		752,000	767,510
				2,204,304
Technology – 2.83%
	Advanced Micro Devices
	6.00% exercise price
	$28.08, expiration
	date 4/30/15		898,000	832,895
	#144A 6.00%
	exercise price $28.08,
	expiration date 4/30/15		31,000	28,753
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		729,000	722,621
#	Ciena 144A 3.75%
	exercise price $20.17,
	expiration date 10/15/18		517,000	572,254
	Hologic 2.00%
	exercise price $31.17,
	expiration date 2/27/42		597,000	578,717

(continues)       13

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Technology (continued)
	Intel 3.25%
	exercise price $22.20,
	expiration date 8/1/39	USD	501,000	$579,281
	Linear Technology 3.00%
	exercise price $42.07,
	expiration date 5/1/27		959,000	997,359
*	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17		529,000	591,158
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		424,000	494,225
				5,397,263
Total Convertible Bonds
	(cost $23,278,232)			24,367,897

Corporate Bonds – 44.32%
Automotive – 1.24%
*	American Axle & Manufacturing
	7.75% 11/15/19		55,000	60,775
	7.875% 3/1/17		225,000	233,438
*	ArvinMeritor 8.125% 9/15/15		281,000	299,265
*	Chrysler Group 8.25% 6/15/21		715,000	790,968
	Dana Holding 6.75% 2/15/21		119,000	127,925
	Ford Motor Credit
	12.00% 5/15/15		245,000	302,575
#	International Automotive
	Components Group 144A
	9.125% 6/1/18		290,000	271,150
#	Jaguar Land Rover 144A
	8.125% 5/15/21		260,000	286,000
				2,372,096
Banking – 1.06%
	Abbey National Treasury
	Services 4.00% 4/27/16		30,000	31,758
	Bank of America
	3.75% 7/12/16		10,000	10,696
	3.875% 3/22/17		10,000	10,885
*	Barclays Bank 7.625% 11/21/22		375,000	372,188
	City National 5.25% 9/15/20		15,000	16,525
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		5,000	5,031
*•#	HBOS Capital Funding 144A
	6.071% 6/29/49		659,000	543,675
	HSBC Holdings 4.00% 3/30/22		25,000	27,529
	JPMorgan Chase 2.00% 8/15/17		5,000	5,100
	PNC Financial Services Group
	2.854% 11/9/22		5,000	5,115
	PNC Funding
	5.125% 2/8/20		30,000	35,946
	5.625% 2/1/17		35,000	40,675
•	Regions Financial Trust II
	6.625% 5/15/47		720,000	724,367
	Santander Holdings USA
	4.625% 4/19/16		10,000	10,634
*	SVB Financial Group
	5.375% 9/15/20		25,000	28,429
•	USB Capital IX 3.50% 10/29/49		80,000	71,952
	Wachovia
	•0.71% 10/15/16		10,000	9,772
	5.25% 8/1/14		20,000	21,435
	5.625% 10/15/16		35,000	40,342
	Zions Bancorp
	4.50% 3/27/17		5,000	5,256
	7.75% 9/23/14		5,000	5,494
				2,022,804
Basic Industry – 5.50%
*	AK Steel 7.625% 5/15/20		221,000	185,088
	Alcoa
	5.40% 4/15/21		10,000	10,577
	6.75% 7/15/18		15,000	17,415
#	APERAM 144A 7.75% 4/1/18		225,000	193,500
	ArcelorMittal
	*6.125% 6/1/18		360,000	359,781
	10.35% 6/1/19		15,000	17,773
	Barrick Gold 3.85% 4/1/22		15,000	16,054
	Barrick North America Finance
	4.40% 5/30/21		5,000	5,548
	Cabot
	2.55% 1/15/18		15,000	15,489
	3.70% 7/15/22		5,000	5,138
#	Cemex Espana Luxembourg
	144A 9.25% 5/12/20		309,000	331,403
	CF Industries 6.875% 5/1/18		25,000	30,770
	CONSOL Energy 8.25% 4/1/20		300,000	321,750
	Domtar 4.40% 4/1/22		5,000	5,147
	Dow Chemical 8.55% 5/15/19		34,000	46,074
#	Essar Steel Algoma 144A
	9.375% 3/15/15		205,000	188,600
*#	FMG Resources
	August 2006 144A
	6.875% 2/1/18		115,000	113,706
	6.875% 4/1/22		275,000	269,156
	Georgia-Pacific 8.00% 1/15/24		30,000	42,539
#	HD Supply 144A
	11.00% 4/15/20		355,000	411,800
	Headwaters 7.625% 4/1/19		310,000	327,825
	Immucor 11.125% 8/15/19		275,000	310,063
*#	Ineos Group Holdings 144A
	8.50% 2/15/16		790,000	778,149
#	Inmet Mining 144A
	8.75% 6/1/20		300,000	325,500
	Interface 7.625% 12/1/18		205,000	221,656
	International Paper
	4.75% 2/15/22		5,000	5,682
	9.375% 5/15/19		5,000	6,936

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
#	JMC Steel Group 144A
	8.25% 3/15/18	USD	305,000	$315,675
#	Longview Fibre Paper &
	Packaging 144A
	8.00% 6/1/16		305,000	321,013
#	MacDermid 144A
	9.50% 4/15/17		396,000	413,819
#	Masonite International 144A
	8.25% 4/15/21		370,000	397,750
	Millar Western Forest Products
	8.50% 4/1/21		225,000	198,000
#	Murray Energy 144A
	10.25% 10/15/15		270,000	257,850
#	New Gold 144A
	6.25% 11/15/22		380,000	389,975
	Newell Rubbermaid
	2.05% 12/1/17		5,000	5,029
	Norcraft 10.50% 12/15/15		186,000	186,930
	Nortek 8.50% 4/15/21		320,000	349,600
#	Orion Engineered
	Carbons Bondco 144A
	9.625% 6/15/18		320,000	348,000
	Peabody Energy 6.25% 11/15/21		300,000	312,750
*#	Perstorp Holding 144A
	8.75% 5/15/17		400,000	404,000
#	Ply Gem Industries 144A
	9.375% 4/15/17		185,000	195,638
	Rio Tinto Finance USA
	2.875% 8/21/22		20,000	20,415
	Rockwood Specialties Group
	4.625% 10/15/20		360,000	369,450
#	Ryerson 144A
	9.00% 10/15/17		245,000	243,469
	11.25% 10/15/18		105,000	100,144
#	Sappi Papier Holding 144A
	8.375% 6/15/19		405,000	430,818
#	Taminco Global Chemical
	144A 9.75% 3/31/20		580,000	629,299
	Teck Resources
	3.00% 3/1/19		5,000	5,094
	3.75% 2/1/23		5,000	5,042
	Vale Overseas 4.375% 1/11/22		20,000	21,284
				10,484,163
Brokerage – 0.03%
	Jefferies Group
	6.25% 1/15/36		5,000	5,125
	6.45% 6/8/27		5,000	5,300
	Lazard Group 6.85% 6/15/17		34,000	39,304
				49,729
Capital Goods – 2.60%
	Anixter 10.00% 3/15/14		15,000	16,369
	Berry Plastics
	9.75% 1/15/21		217,000	247,923
	* 10.25% 3/1/16		160,000	166,200
#	Consolidated Container 144A
	10.125% 7/15/20		385,000	411,950
	Kratos Defense &
	Security Solutions
	10.00% 6/1/17		275,000	301,125
	Mueller Water Products
	7.375% 6/1/17		300,000	311,250
	Reynolds Group Issuer
	8.25% 2/15/21		125,000	124,688
	9.00% 4/15/19		310,000	320,850
	9.875% 8/15/19		775,000	825,375
#	Sealed Air 144A
	8.125% 9/15/19		70,000	78,050
	8.375% 9/15/21		475,000	536,750
#	Spectrum Brands Escrow 144A
	6.375% 11/15/20		75,000	78,000
	6.625% 11/15/22		280,000	294,000
#	Votorantim Cimentos 144A
	7.25% 4/5/41		1,118,000	1,238,184
				4,950,714
Communications – 3.88%
	American Tower
	4.70% 3/15/22		240,000	265,623
	5.90% 11/1/21		30,000	35,973
	CenturyLink 5.80% 3/15/22		210,000	222,316
#	Clearwire Communications
	144A 14.75% 12/1/16		180,000	225,000
#	Columbus International 144A
	11.50% 11/20/14		270,000	302,400
	Comcast 4.65% 7/15/42		15,000	15,965
#	Cox Communications 144A
	3.25% 12/15/22		5,000	5,072
	Cricket Communications
	7.75% 5/15/16		130,000	138,125
	7.75% 10/15/20		180,000	186,750
#	Crown Castle Towers 144A
	4.883% 8/15/20		30,000	34,252
#	Digicel Group 144A
	8.25% 9/30/20		200,000	213,500
	10.50% 4/15/18		330,000	366,300
	DIRECTV Holdings
	3.80% 3/15/22		15,000	15,340
	5.15% 3/15/42		5,000	5,041
	Frontier Communications
	7.125% 3/15/19		120,000	129,900
	Hughes Satellite Systems
	7.625% 6/15/21		280,000	313,600
#	Intelsat Jackson Holdings
	144A 7.25% 10/15/20		75,000	80,250
	Intelsat Luxembourg
	11.25% 2/4/17		570,000	606,337
	PIK 11.50% 2/4/17		319,784	340,570

(continues)       15

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Interpublic Group
	2.25% 11/15/17	USD	5,000	$4,940
	3.75% 2/15/23		10,000	9,847
	4.00% 3/15/22		15,000	15,219
	Level 3 Communications
	*#144A 8.875% 6/1/19		190,000	200,213
	11.875% 2/1/19		345,000	395,025
#	Level 3 Financing 144A
	7.00% 6/1/20		175,000	178,719
	Qwest 6.75% 12/1/21		10,000	11,753
	Satelites Mexicanos
	9.50% 5/15/17		160,000	170,800
	Sprint Capital 8.75% 3/15/32		178,000	212,265
	Sprint Nextel
	8.375% 8/15/17		475,000	553,374
	9.125% 3/1/17		125,000	147,500
	Telecom Italia Capital
	5.25% 10/1/15		35,000	37,144
	Telefonica Emisiones
	5.462% 2/16/21		20,000	20,350
	Time Warner Cable
	8.25% 4/1/19		20,000	26,712
#	UPCB Finance VI 144A
	6.875% 1/15/22		150,000	162,750
	Verizon Communications
	2.45% 11/1/22		10,000	10,061
#	VimpelCom Holdings 144A
	7.504% 3/1/22		275,000	300,880
#	Vivendi 144A
	3.45% 1/12/18		5,000	5,169
	*6.625% 4/4/18		25,000	29,383
#	Wind Acquisition Finance 144A
	7.25% 2/15/18		535,000	532,324
	11.75% 7/15/17		190,000	195,225
	Windstream
	7.50% 4/1/23		235,000	243,813
	7.875% 11/1/17		55,000	61,188
	Zayo Group 10.125% 7/1/20		320,000	360,000
				7,386,968
Consumer Cyclical – 3.24%
	Amazon.com 2.50% 11/29/22		15,000	14,959
	Burlington Coat
	Factory Warehouse
	10.00% 2/15/19		325,000	357,500
#	CDR DB Sub 144A
	7.75% 10/15/20		450,000	445,499
	CKE Restaurants 11.375% 7/15/18		175,000	203,219
	CVS Caremark 2.75% 12/1/22		20,000	20,101
	Darden Restaurants
	3.35% 11/1/22		20,000	20,113
	Dave & Buster’s 11.00% 6/1/18		330,000	370,425
#^	Dave & Buster’s Entertainment
	144A 10.004% 2/15/16		510,000	383,138
	DineEquity 9.50% 10/30/18		410,000	465,862
	eBay 4.00% 7/15/42		30,000	29,361
	Express 8.75% 3/1/18		118,000	128,178
	Historic TW 6.875% 6/15/18		25,000	31,620
#	Landry’s 144A 9.375% 5/1/20		315,000	335,475
*	Levi Strauss 7.625% 5/15/20		300,000	327,375
	Lowe’s 3.12% 4/15/22		15,000	15,903
	Michaels Stores
	11.375% 11/1/16		95,000	99,631
#	Pantry 144A 8.375% 8/1/20		405,000	420,187
#	Party City Holdings 144A
	8.875% 8/1/20		435,000	463,274
*	Quiksilver 6.875% 4/15/15		250,000	246,563
#	QVC 144A 5.125% 7/2/22		10,000	10,617
	Rite Aid 9.25% 3/15/20		385,000	394,625
	Sealy Mattress
	*8.25% 6/15/14		310,000	311,553
	#144A 10.875% 4/15/16		10,000	10,900
	Tops Holding
	10.125% 10/15/15		281,000	296,982
	Toys R Us Property
	8.50% 12/1/17		300,000	321,750
	Walgreen 3.10% 9/15/22		15,000	15,291
	Western Union 3.65% 8/22/18		10,000	10,676
#	Wok Acquisition 144A
	10.25% 6/30/20		375,000	396,563
	Wyndham Worldwide
	4.25% 3/1/22		5,000	5,185
	5.625% 3/1/21		10,000	11,144
	5.75% 2/1/18		5,000	5,620
				6,169,289
Consumer Non-Cyclical – 1.34%
#	AbbVie 144A 2.90% 11/6/22		10,000	10,233
#	Alphabet Holding PIK 144A
	7.75% 11/1/17		145,000	148,263
	Amgen
	3.625% 5/15/22		10,000	10,765
	3.875% 11/15/21		5,000	5,517
	5.375% 5/15/43		5,000	5,933
	Boston Scientific 6.00% 1/15/20		10,000	11,795
	CareFusion 6.375% 8/1/19		65,000	78,356
	Celgene
	3.25% 8/15/22		5,000	5,146
	3.95% 10/15/20		15,000	16,452
	Constellation Brands
	4.625% 3/1/23		190,000	196,650
	6.00% 5/1/22		290,000	333,138
	Covidien International Finance
	4.20% 6/15/20		20,000	22,894
*	Dean Foods 7.00% 6/1/16		219,000	235,973
	Del Monte 7.625% 2/15/19		300,000	309,750

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Energizer Holdings
	4.70% 5/24/22	USD	20,000	$21,617
#	Heineken 144A
	2.75% 4/1/23		5,000	4,964
	3.40% 4/1/22		15,000	15,821
#	JBS USA 144A 8.25% 2/1/20		290,000	302,325
#	Kraft Foods Group 144A
	5.00% 6/4/42		20,000	22,527
	Laboratory Corp of America
	Holdings 2.20% 8/23/17		15,000	15,498
	McKesson 2.70% 12/15/22		5,000	5,061
	NBTY 9.00% 10/1/18		318,000	359,339
	Quest Diagnostics 4.70% 4/1/21		5,000	5,590
	Reynolds American
	3.25% 11/1/22		10,000	10,195
	4.75% 11/1/42		10,000	10,185
*	Safeway 4.75% 12/1/21		15,000	15,577
	Smithfield Foods
	6.625% 8/15/22		185,000	196,563
	Visant 10.00% 10/1/17		145,000	126,875
#	Woolworths 144A
	3.15% 4/12/16		10,000	10,531
	Zimmer Holdings
	4.625% 11/30/19		30,000	34,413
				2,547,946
Energy – 6.73%
	American Petroleum Tankers
	Parent 10.25% 5/1/15		304,000	320,340
	AmeriGas Finance
	7.00% 5/20/22		300,000	328,500
	Antero Resources Finance
	9.375% 12/1/17		266,000	293,930
	Apache 2.625% 1/15/23		10,000	10,064
	Calumet Specialty Products
	Partners 9.375% 5/1/19		455,000	492,537
	Chaparral Energy
	#144A 7.625% 11/15/22		180,000	184,050
	8.25% 9/1/21		335,000	361,800
	Chesapeake Energy
	*6.125% 2/15/21		55,000	55,963
	6.625% 8/15/20		335,000	352,588
	Chevron 2.355% 12/5/22		10,000	10,117
	Comstock Resources
	7.75% 4/1/19		165,000	167,063
	Copano Energy
	7.125% 4/1/21		65,000	68,819
	7.75% 6/1/18		199,000	210,194
	Crosstex Energy
	#144A 7.125% 6/1/22		135,000	138,375
	8.875% 2/15/18		210,000	228,900
#	Drill Rigs Holdings 144A
	6.50% 10/1/17		390,000	389,025
	EOG Resources
	2.625% 3/15/23		5,000	5,088
#	Halcon Resources 144A
	8.875% 5/15/21		250,000	259,375
#	Helix Energy Solutions 144A
	9.50% 1/15/16		79,000	81,271
#	Hercules Offshore 144A
	10.50% 10/15/17		547,000	583,922
#	Hilcorp Energy I 144A
	8.00% 2/15/20		271,000	298,100
	Holly 9.875% 6/15/17		206,000	225,828
#	Holly Energy Partners 144A
	6.50% 3/1/20		85,000	89,675
#	Key Energy Services 144A
	6.75% 3/1/21		450,000	451,125
	Kodiak Oil & Gas
	8.125% 12/1/19		430,000	470,849
	Laredo Petroleum
	7.375% 5/1/22		75,000	81,563
	9.50% 2/15/19		325,000	365,625
	Linn Energy
	6.50% 5/15/19		60,000	61,200
	8.625% 4/15/20		241,000	264,498
	MarkWest Energy Partners
	6.50% 8/15/21		270,000	294,975
	Murphy Oil
	2.50% 12/1/17		10,000	10,071
	3.70% 12/1/22		5,000	5,012
	Oasis Petroleum 7.25% 2/1/19		235,000	251,450
	Occidental Petroleum
	2.70% 2/15/23		5,000	5,185
	Offshore Group Investments
	11.50% 8/1/15		127,000	140,018
#	PDC Energy 144A
	7.75% 10/15/22		185,000	187,775
	Pemex Project Funding Master
	Trust 6.625% 6/15/35		1,000,000	1,269,999
	Petrobras International Finance
	3.875% 1/27/16		10,000	10,646
	5.375% 1/27/21		39,000	44,054
*#	Petroleos Mexicanos 144A
	5.50% 6/27/44		512,000	564,479
	Pioneer Energy Services
	9.875% 3/15/18		361,000	392,588
	Pride International
	6.875% 8/15/20		20,000	25,620
	Quicksilver Resources
	9.125% 8/15/19		165,000	150,975
	Range Resources 5.00% 8/15/22		300,000	314,250
	Regency Energy Partners
	6.875% 12/1/18		200,000	218,000
#	Samson Investment 144A
	9.75% 2/15/20		440,000	467,499

(continues)       17

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	SandRidge Energy
	7.50% 3/15/21	USD	155,000	$162,363
	8.125% 10/15/22		150,000	161,250
	8.75% 1/15/20		10,000	10,875
	SESI 7.125% 12/15/21		285,000	318,488
	Shell International Finance
	2.25% 1/6/23		10,000	9,969
#	Sinopec Group Overseas
	Development 144A
	2.75% 5/17/17		300,000	313,499
	Statoil 2.45% 1/17/23		10,000	9,999
	Talisman Energy 5.50% 5/15/42		25,000	28,410
	TNK-BP Finance
	7.875% 3/13/18		400,000	486,047
	Transocean
	3.80% 10/15/22		25,000	25,575
	5.05% 12/15/16		20,000	22,285
	Weatherford International
	4.50% 4/15/22		15,000	15,382
	9.625% 3/1/19		15,000	19,347
#	Woodside Finance 144A
	8.125% 3/1/14		15,000	16,268
	8.75% 3/1/19		15,000	19,943
				12,822,680
Financials – 0.88%
	E Trade Financial
	6.375% 11/15/19		390,000	395,363
	General Electric Capital
	5.55% 5/4/20		5,000	5,966
	5.625% 5/1/18		5,000	5,964
	6.00% 8/7/19		95,000	116,353
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		455,000	370,825
	International Lease Finance
	5.875% 4/1/19		330,000	341,764
	6.25% 5/15/19		12,000	12,750
	8.75% 3/15/17		20,000	22,975
#	Nuveen Investments 144A
	9.50% 10/15/20		395,000	400,925
				1,672,885
Healthcare – 3.38%
	Air Medical Group Holdings
	9.25% 11/1/18		285,000	309,225
	Alere
	#144A 7.25% 7/1/18		195,000	195,975
	9.00% 5/15/16		255,000	269,025
#	Biomet 144A 6.50% 10/1/20		390,000	388,050
#	CDRT Holding PIK 144A
	9.25% 10/1/17		190,000	190,950
	Community Health Systems
	7.125% 7/15/20		290,000	307,038
	8.00% 11/15/19		265,000	289,844
	DaVita HealthCare Partners
	6.625% 11/1/20		300,000	324,375
#	Fresenius Medical Care
	US Finance II 144A
	5.875% 1/31/22		300,000	323,250
	HCA 5.875% 3/15/22		310,000	338,675
*	HCA Holdings 7.75% 5/15/21		275,000	299,750
	HealthSouth 7.75% 9/15/22		54,000	59,468
#	Hologic 144A 6.25% 8/1/20		390,000	416,324
#	Kinetic Concepts 144A
	10.50% 11/1/18		250,000	261,250
	12.50% 11/1/19		215,000	204,250
#	MultiPlan 144A
	9.875% 9/1/18		428,000	476,149
	Radnet Management
	10.375% 4/1/18		209,000	212,658
#	Sky Growth Acquisition 144A
	7.375% 10/15/20		590,000	584,837
#	STHI Holding 144A
	8.00% 3/15/18		275,000	300,438
	Tenet Healthcare 6.25% 11/1/18		300,000	331,500
#	Truven Health Analytics 144A
	10.625% 6/1/20		125,000	134,375
#	VPI Escrow 144A
	6.375% 10/15/20		220,000	234,850
				6,452,256
Industrials – 0.02%
	Yale University 2.90% 10/15/14		45,000	47,054
				47,054
Insurance – 1.52%
	Alleghany 4.95% 6/27/22		5,000	5,507
	American International Group
	6.40% 12/15/20		15,000	18,421
	•8.175% 5/15/58		435,000	545,925
•	Chubb 6.375% 3/29/67		15,000	16,069
#	Highmark 144A
	4.75% 5/15/21		5,000	5,165
	6.125% 5/15/41		5,000	5,308
#	Hub International 144A
	8.125% 10/15/18		450,000	469,125
•*	ING Groep 5.775% 12/29/49		725,000	682,406
#	ING US 144A 5.50% 7/15/22		10,000	10,894
#	Liberty Mutual Group 144A
	4.95% 5/1/22		10,000	10,876
	6.50% 5/1/42		10,000	11,111
	•7.00% 3/15/37		385,000	383,075
	MetLife 6.40% 12/15/36		100,000	106,737
	Montpelier Re Holdings
	4.70% 10/15/22		5,000	5,146
	Prudential Financial
	3.875% 1/14/15		35,000	37,119
	WellPoint 3.30% 1/15/23		20,000	20,621
•	XL Group 6.50% 12/29/49		625,000	569,375
				2,902,880

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Media – 3.67%
	AMC Networks 7.75% 7/15/21	USD	205,000	$233,700
	Cablevision Systems
	8.00% 4/15/20		264,000	293,040
	CCO Holdings
	5.25% 9/30/22		385,000	389,812
	7.00% 1/15/19		25,000	27,188
#	Cequel Communications
	Escrow 1 144A
	6.375% 9/15/20		175,000	180,688
	Clear Channel Communications
	9.00% 3/1/21		655,000	581,312
	Clear Channel Worldwide
	Holdings 7.625% 3/15/20		390,000	383,700
#	CSC Holdings 144A
	6.75% 11/15/21		170,000	187,850
	DISH DBS
	5.875% 7/15/22		215,000	231,394
	7.875% 9/1/19		200,000	237,500
	Entravision Communications
	8.75% 8/1/17		357,000	388,238
#	Griffey Intermediate 144A
	7.00% 10/15/20		330,000	336,600
	MDC Partners 11.00% 11/1/16		387,000	426,667
#	Nara Cable Funding 144A
	8.875% 12/1/18		400,000	381,000
#	Nexstar Broadcasting 144A
	6.875% 11/15/20		290,000	292,900
#	Nielsen Finance 144A
	4.50% 10/1/20		185,000	185,463
#	Ono Finance II 144A
	10.875% 7/15/19		390,000	345,150
#	Sinclair Television Group 144A
	6.125% 10/1/22		385,000	403,287
#	Unitymedia Hessen 144A
	5.50% 1/15/23		200,000	200,000
#	Univision Communications
	144A 8.50% 5/15/21		755,000	781,424
#	UPC Holding 144A
	9.875% 4/15/18		245,000	275,319
*#	Viacom 144A 4.375% 3/15/43		15,000	14,583
	Videotron 9.125% 4/15/18		15,000	16,088
	Virgin Media Finance
	4.875% 2/15/22		200,000	206,500
	Walt Disney 2.35% 12/1/22		5,000	5,031
				7,004,434
Natural Gas – 0.12%
	El Paso Pipeline Partners
	Operating 6.50% 4/1/20		15,000	18,331
•	Enbridge Energy Partners
	8.05% 10/1/37		25,000	28,279
	Energy Transfer Partners
	9.70% 3/15/19		7,000	9,445
	Enterprise Products Operating
	•7.034% 1/15/68		35,000	39,504
	9.75% 1/31/14		5,000	5,506
#	GDF Suez 144A
	2.875% 10/10/22		10,000	10,059
	Kinder Morgan Energy
	Partners 9.00% 2/1/19		20,000	26,750
	Plains All American Pipeline
	8.75% 5/1/19		10,000	13,720
	Sempra Energy 2.875% 10/1/22		15,000	15,133
•	TransCanada Pipelines
	6.35% 5/15/67		30,000	32,276
	Williams Partners
	7.25% 2/1/17		20,000	24,409
				223,412
Real Estate – 0.50%
	Alexandria Real Estate Equities
	4.60% 4/1/22		15,000	16,175
	Brandywine Operating
	Partnership 4.95% 4/15/18		15,000	16,416
	BRE Properties 3.375% 1/15/23		10,000	9,995
	DDR
	4.75% 4/15/18		5,000	5,540
	7.50% 4/1/17		5,000	6,023
	7.875% 9/1/20		20,000	25,837
	Digital Realty Trust
	5.25% 3/15/21		20,000	22,372
	5.875% 2/1/20		10,000	11,607
	Host Hotels & Resorts
	*4.75% 3/1/23		20,000	21,300
	5.25% 3/15/22		300,000	330,750
	Liberty Property 4.125% 6/15/22		5,000	5,294
	Mack-Cali Realty
	2.50% 12/15/17		5,000	5,017
	4.50% 4/18/22		10,000	10,698
#	Mattamy Group 144A
	6.50% 11/15/20		390,000	391,950
	National Retail Properties
	3.80% 10/15/22		5,000	5,129
	Regency Centers 5.875% 6/15/17		20,000	23,312
	UDR 4.625% 1/10/22		15,000	16,671
#	WEA Finance 144A
	3.375% 10/3/22		10,000	10,205
	4.625% 5/10/21		10,000	11,186
				945,477
Services – 5.04%
*#	Algeco Scotsman Global
	Finance 144A
	8.50% 10/15/18		750,000	778,124
	Ameristar Casinos
	7.50% 4/15/21		285,000	304,950
	ARAMARK 8.50% 2/1/15		173,000	175,164

(continues)       19

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services (continued)
#	Caesars Entertainment
	Operating 144A
	8.50% 2/15/20	USD	380,000	$373,350
	Cardtronics 8.25% 9/1/18		104,000	116,480
#	Carlson Wagonlit 144A
	6.875% 6/15/19		290,000	304,500
#	CEVA Group 144A
	8.375% 12/1/17		450,000	441,000
	CityCenter Holdings PIK
	10.75% 1/15/17		200,000	216,500
#	Equinox Holdings 144A
	9.50% 2/1/16		261,000	277,182
#	H&E Equipment Services 144A
	7.00% 9/1/22		335,000	355,100
	Iron Mountain 8.375% 8/15/21		140,000	155,400
	Kansas City Southern de Mexico
	6.125% 6/15/21		60,000	67,800
	8.00% 2/1/18		227,000	251,970
	M/I Homes 8.625% 11/15/18		486,000	528,525
	Meritage Homes 7.00% 4/1/22		60,000	65,400
	MGM Resorts International
	#144A 6.75% 10/1/20		215,000	217,150
	7.75% 3/15/22		180,000	190,350
	11.375% 3/1/18		643,000	766,778
	Monitronics International
	9.125% 4/1/20		140,000	144,200
	NCL 9.50% 11/15/18		55,000	60,981
	PHH
	7.375% 9/1/19		205,000	223,450
	9.25% 3/1/16		196,000	229,075
	Pinnacle Entertainment
	7.75% 4/1/22		125,000	134,375
	*8.75% 5/15/20		58,000	63,510
	Seven Seas Cruises
	9.125% 5/15/19		305,000	318,725
	Standard Pacific 10.75% 9/15/16		134,000	164,820
	Swift Services Holdings
	10.00% 11/15/18		370,000	408,850
#	Taylor Morrison Communities
	144A 7.75% 4/15/20		385,000	406,175
#	United Air Lines 144A
	12.00% 11/1/13		352,000	357,720
	United Rentals North America
	#144A 5.75% 7/15/18		55,000	59,469
	6.125% 6/15/23		70,000	72,100
	#144A 7.625% 4/15/22		85,000	94,456
	8.25% 2/1/21		255,000	286,875
	9.25% 12/15/19		275,000	314,188
	10.25% 11/15/19		25,000	29,125
	West 7.875% 1/15/19		300,000	305,250
	Wynn Las Vegas 7.75% 8/15/20		300,000	345,750
				9,604,817
Technology – 2.75%
	Aspect Software
	10.625% 5/15/17		234,000	215,280
	Avaya
	9.75% 11/1/15		45,000	35,888
	10.125% 11/1/15		355,000	284,000
#	Bombardier 144A
	5.75% 3/15/22		305,000	312,625
	CDW
	8.50% 4/1/19		225,000	243,563
	12.535% 10/12/17		215,000	231,125
	Fidelity National Information
	Services 5.00% 3/15/22		300,000	315,000
	First Data 11.25% 3/31/16		785,000	779,112
	Fiserv 3.50% 10/1/22		10,000	10,187
	GXS Worldwide 9.75% 6/15/15		302,000	316,345
*	iGate 9.00% 5/1/16		290,000	316,825
	Infor US 9.375% 4/1/19		445,000	498,399
	j2 Global 8.00% 8/1/20		585,000	605,474
#	Legend Acquisition Sub 144A
	10.75% 8/15/20		310,000	296,050
	MagnaChip Semiconductor
	10.50% 4/15/18		276,000	311,190
	Microsoft 2.125% 11/15/22		10,000	10,003
	National Semiconductor
	6.60% 6/15/17		20,000	24,878
	Oracle
	2.50% 10/15/22		15,000	15,222
	5.75% 4/15/18		5,000	6,135
#	Seagate Technology
	International 144A
	10.00% 5/1/14		10,000	10,863
	Symantec 4.20% 9/15/20		5,000	5,285
#	Viasystems 144A 7.875% 5/1/19		395,000	386,112
	Xerox 6.35% 5/15/18		10,000	11,667
				5,241,228
Transportation – 0.05%
#	Brambles USA 144A
	3.95% 4/1/15		15,000	15,679
	5.35% 4/1/20		15,000	16,901
#	ERAC USA Finance 144A
	5.25% 10/1/20		35,000	40,371
#	Penske Truck Leasing 144A
	3.375% 3/15/18		5,000	5,011
	4.875% 7/11/22		15,000	15,456
				93,418
Utilities – 0.77%
	AES
	7.375% 7/1/21		135,000	150,188
	8.00% 6/1/20		64,000	74,240
	Ameren Illinois 9.75% 11/15/18		45,000	62,681

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities (continued)
#	American Transmission
	Systems 144A
	5.25% 1/15/22	USD	25,000	$29,170
#	APT Pipelines 144A
	3.875% 10/11/22		5,000	5,001
	CenterPoint Energy
	5.95% 2/1/17		13,000	15,248
	CMS Energy
	4.25% 9/30/15		10,000	10,686
	6.25% 2/1/20		5,000	5,921
	Commonwealth Edison
	5.80% 3/15/18		5,000	6,093
	Elwood Energy 8.159% 7/5/26		193,593	200,369
	GenOn Energy 9.875% 10/15/20		390,000	443,626
	Great Plains Energy
	5.292% 6/15/22		15,000	16,991
•	Integrys Energy Group
	6.11% 12/1/66		15,000	15,839
	Ipalco Enterprises 5.00% 5/1/18		10,000	10,324
	LG&E and KU Energy
	4.375% 10/1/21		20,000	22,230
#	Niagara Mohawk Power 144A
	2.721% 11/28/22		15,000	15,131
	Nisource Finance
	5.25% 2/15/43		10,000	10,765
	5.80% 2/1/42		5,000	5,718
	Pennsylvania Electric
	5.20% 4/1/20		25,000	29,161
	PPL Capital Funding
	4.20% 6/15/22		5,000	5,335
	•6.70% 3/30/67		25,000	26,467
	PPL Electric Utilities
	3.00% 9/15/21		10,000	10,734
	Public Service Oklahoma
	5.15% 12/1/19		30,000	35,425
	Puget Energy 6.00% 9/1/21		5,000	5,619
•	Puget Sound Energy
	6.974% 6/1/67		210,000	222,838
	SCANA 4.125% 2/1/22		15,000	15,751
•	Wisconsin Energy
	6.25% 5/15/67		20,000	21,621
	Wisconsin Power & Light
	2.25% 11/15/22		5,000	5,004
				1,478,176
Total Corporate Bonds
	(cost $79,800,671)			84,472,426

Non-Agency Asset-Backed Securities – 0.13%
	Citicorp Residential Mortgage
	Securities Series 2006-3 A5
	5.948% 11/25/36		100,000	90,662
	Discover Card Master Trust
	Series 2007-A1 A1
	5.65% 3/16/20		100,000	121,673
•	Nissan Master Owner Trust
	Receivables Series 2012-A A
	0.678% 5/15/17		25,000	25,062
	World Financial Network
	Credit Card Master Trust
	Series 2012-B A
	1.76% 5/17/21		10,000	10,139
Total Non-Agency Asset-Backed
	Securities (cost $221,907)			247,536

Non-Agency Collateralized Mortgage Obligations – 0.09%
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		5,582	5,809
	Series 2007-1 2A1
	5.50% 1/25/22		21,783	21,902
•	GSR Mortgage Loan Trust
	Series 2006-AR1 3A1
	3.889% 1/25/36		107,568	98,294
•	MASTR ARM Trust Series
	2006-2 4A1 3.41% 2/25/36		39,763	37,881
Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $171,388)			163,886

«Senior Secured Loans – 1.81%
	BJ’s Wholesale Club
	9.75% 3/29/19		75,000	77,363
	Brock Holdings III
	10.00% 2/15/18		100,000	101,000
	Dynegy Power Tranche 1st
	Lien 9.25% 8/5/16		106,782	111,747
	Equipower Resources
	Holdings Tranche 2nd Lien
	10.00% 5/23/19		150,000	153,625
§@	GenCorp 9.00% 7/22/13		415,000	415,000
§@	Silver II Acquisition
	8.00% 9/25/20		630,000	630,000
	Smart & Final 2nd Lien
	10.50% 11/8/20		410,000	401,800
	SUPERVALU Tranche B
	8.00% 8/1/18		174,563	176,477
§@	Tempur-Pedic International
	4.75% 9/27/13		415,000	415,000
§@	TPC Group 8.25% 8/27/13		725,000	725,000
	WideOpenWest Finance 1st
	Lien 6.25% 7/17/18		244,388	247,628
Total Senior Secured Loans
	(cost $3,420,044)			3,454,640

(continues)       21

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
	ΔSovereign Bonds – 8.54%
	Brazil – 3.06%
	Brazil Government
	International
	5.625% 1/7/41	USD	857,000	$1,135,525
	Brazil Notas do Tesouro
	Nacional Serie F
	10.00% 1/1/17	BRL	9,600,000	4,698,446
				5,833,971
	Indonesia – 3.65%
	Indonesia Government
	International
	6.625% 2/17/37	USD	1,350,000	1,839,375
	Indonesia Treasury Bonds
	7.00% 5/15/27	IDR	33,900,000,000	3,903,863
	11.00% 11/15/20	IDR	8,504,000,000	1,213,529
				6,956,767
	Mexico – 0.95%
	Mexican Bonos
	6.00% 6/18/15	MXN	5,735,000	456,151
	8.00% 12/17/15	MXN	16,186,500	1,358,474
				1,814,625
	Panama – 0.53%
	Panama Government
	International
	6.70% 1/26/36	USD	700,000	1,001,700
				1,001,700
	Poland – 0.35%
	Poland Government
	4.00% 10/25/23	PLN	624,000	197,713
	5.75% 10/25/21	PLN	1,318,000	476,016
				673,729
	Total Sovereign Bonds
	(cost $16,108,455)			16,280,792

U.S. Treasury Obligations – 0.46%
	U.S. Treasury Bond
	3.00% 5/15/42	USD	20,000	20,922
	U.S. Treasury Notes
	0.625% 11/30/17		5,000	5,004
	*0.75% 10/31/17		345,000	347,507
	*1.625% 11/15/22		505,000	505,946
Total U.S. Treasury Obligations
	(cost $874,068)			879,379

Leveraged Non-Recourse Security – 0.00%
t@#	JPMorgan Fixed Income
	Pass Through Trust
	144A Series 2007-B
	0.00% 1/15/87		500,000	0
Total Leveraged Non-Recourse
	Security (cost $425,000)			0

			Number of
			Shares
	Limited Partnership – 0.32%
	Brookfield Infrastructure Partners		5,400	183,438
	*Lehigh Gas Partners		22,400	433,440
	Total Limited Partnership
	(cost $607,629)			616,878

Residual Interest Trust Certificate – 0.00%
t@=#	Freddie Mac Auction Pass
	Through Trust 144A
	Series 2007-6		150,000	0
	Total Residual Interest Trust
	Certificate (cost $163,257)			0

	Preferred Stock – 0.86%
	Alabama Power 5.625%		410	10,545
#	Ally Financial 144A 7.00%		600	584,213
	BB&T 5.85%		225	5,834
†	Freddie Mac 6.02%		34,000	50,320
•	GMAC Capital Trust I 8.125%		12,000	312,600
•†	PNC Financial Services
	Group 8.25%		10,000	10,214
*	ProLogis 6.75%		7,050	178,577
	Regions Financial 6.375%		16,000	396,320
	Vornado Realty 6.625%		3,700	93,758
	Total Preferred Stock
	(cost $2,208,141)			1,642,381

	Warrant – 0.00%
=†	Nieuwe Steen Investments		100	0
	Total Warrant (cost $0)			0

			Principal
			Amount°
	Short-Term Investments – 2.64%
	≠Discount Notes – 0.56%
	Federal Home Loan Bank
	0.10% 1/18/13	USD	116,578	116,569
	0.10% 1/23/13		581,182	581,133
	0.13% 2/6/13		306,785	306,746
	0.135% 2/15/13		67,493	67,483
				1,071,931
	Repurchase Agreements – 2.08%
	Bank of America 0.19%,
	dated 11/30/12, to
	be repurchased on
	12/3/12, repurchase price
	$1,417,380 (collateralized
	by U.S. government
	obligations 0.00%-0.25%
	1/3/13–11/30/14; market
	value $1,445,705)		1,417,358	1,417,358

	Principal		Value
	Amount°		(U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.20%, dated
11/30/12, to be repurchased
on 12/3/12, repurchase price
$2,537,685 (collateralized
by U.S. government
obligations 0.25%-2.50%
3/31/14–11/30/17; market
value $2,590,323)	USD	2,537,642	$2,537,642
			3,955,000
Total Short-Term Investments
(cost $5,026,843)			5,026,931
Total Value of Securities Before Securities
Lending Collateral – 135.37%
(cost $245,230,845)			258,027,741

	Number of
	Shares
**Securities Lending Collateral – 8.05%
Investment Companies
Delaware Investments
Collateral Fund No. 1	15,336,446	15,336,446
@† Mellon GSL Reinvestment
Trust II	385,685	0
Total Securities Lending
Collateral (cost $15,722,131)		15,336,446
Total Value of Securities – 143.42%
(cost $260,952,976)		273,364,187 ©

**Obligation to Return Securities
Lending Collateral – (8.25%)		(15,722,131)
Borrowing Under Line of Credit – (34.48%)		(65,725,000)
«Other Liabilities Net of Receivables and
Other Assets – (0.69%)		(1,314,579)
Net Assets Applicable to 15,863,616
Shares Outstanding; Equivalent to
$12.02 Per Share – 100.00%		$190,602,477

Components of Net Assets at November 30, 2012:
Shares of beneficial interest
(unlimited authorization – no par)		$240,349,384
Distributions in excess of net investment income		(1,231,951)
Accumulated net realized loss		(60,832,855)
Net unrealized appreciation of investments
and derivatives		12,317,899
Total net assets		$190,602,477

❖	Securities have been classified by type of business. Classification by country of origin has been presented on page 7 in “Security type/sector and country allocations.”
†	Non-income producing security.
*	Fully or partially on loan.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2012, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
∏	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At November 30, 2012, the aggregate value of the restricted securities was $265,725, which represents 0.14% of the Fund’s net assets.
@	Illiquid security. At November 30, 2012, the aggregate value of illiquid securities was $2,185,000, which represented 1.15% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
°	Principal amount shown is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2012, the aggregate value of Rule 144A securities was $40,733,966, which represented 21.37% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2012.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at November 30, 2012.
§	All or a portion of this holding is subject to unfunded loan commitments. See Note 8 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.
≠	The rate shown is the effective yield at time of purchase.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $16,124,538 of securities loaned.
«	Includes foreign currency valued at $233,086 with a cost of $234,332.

(continues)       23

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

The following foreign currency exchange contracts were outstanding at November 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	EUR	(405,141)	USD	527,656	12/4/12	$726
MNB	EUR	647,344	USD	(843,101)	12/5/12	(1,151)
MNB	GBP	(131,449)	USD	210,240	12/5/12	(354)
MNB	SGD	(1,124)	USD	920	12/3/12	—
						$(779)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 10 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
BAML — Bank of America Merrill Lynch
BRL— Brazilian Real
ETN — Exchange-Traded Note
EUR — European Monetary Unit
FDR — Finnish Depositary Receipt
GBP — British Pound Sterling
GNMA — Government National Mortgage Association
IDR — Indonesian Rupiah
MASTR — Mortgage Asset Securitization Transactions, Inc.
MNB — Mellon National Bank
MXN — Mexican Peso
PIK — Pay-in-kind
PLN — Polish Zloty
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
SGD — Singapore Dollar
TBA — To be announced
USD — United States Dollar
yr — Year

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund
Year Ended November 30, 2012

Investment Income:
Dividends	$4,281,462
Interest	8,546,285
Securities lending income	150,238
Foreign tax withheld	(171,366)	$12,806,619

Expenses:
Management fees	2,346,418
Reports to shareholders	153,856
Legal fees	114,970
Accounting and administration expenses	96,479
Custodian fees	60,639
Dividend disbursing and transfer agent fees and expenses	56,593
Audit and tax	36,423
NYSE fees	25,000
Leverage expenses	17,148
Pricing fees	16,900
Dues and services	9,974
Trustee’s fees	8,499
Insurance fees	3,750
Consulting fees	1,583
Registration fees	848
Trustees’ expenses	561
Total operating expenses (before interest expense)		2,949,641
Interest expense		1,042,511
Total operating expenses (after interest expense)		3,992,152
Net Investment Income		8,814,467

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments		330,046
Foreign currencies		224,712
Foreign currency exchange contracts		(186,202)
Options written		111,168
Swap contracts		(31,125)
Net realized gain		448,599
Net change in unrealized appreciation (depreciation) of:
Investments		19,776,490
Foreign currencies		(396,419)
Foreign currency exchange contracts		1,318
Options written		(1,641)
Swap contracts		638
Net change in unrealized appreciation (depreciation)		19,380,386
Net Realized and Unrealized Gain		19,828,985

Net Increase in Net Assets Resulting from Operations		$28,643,452

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year Ended
	11/30/12	11/30/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,814,467	$7,832,258
Net realized gain	448,599	1,860,359
Net change in unrealized appreciation (depreciation)	19,380,386	(6,475,978)
Net increase in net assets resulting from operations	28,643,452	3,216,639

Dividends and Distributions to Shareholders from:[1]
Net investment income	(9,927,316)	(9,958,352)
Return of capital	(8,242,639)	(6,379,270)
	(18,169,955)	(16,337,622)

Capital Share Transactions:
Cost of shares reinvested[2]	714,620	675,989
Net assets from Fund merger[3]	—	31,394,740
Increase in net assets derived from capital share transactions	714,620	32,070,729

Net Increase in Net Assets	11,188,117	18,949,746

Net Assets:
Beginning of year	179,414,360	160,464,614
End of year (including distributions in excess of net investment income of $1,231,951
and $992,926, respectively)	$190,602,477	$179,414,360

[1]See Note 4 in ”Notes to financial statements.”
[2]See Note 6 in “Notes to financial statements.”
[3]See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund
Year Ended November 30, 2012

Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations	$28,643,452

Adjustments to reconcile net increase in net assets from
operations to cash provided by operating activities:
Amortization of premium and discount on investments purchased	(129,552)
Purchase of investment securities	(147,844,355)
Proceeds from disposition of investment securities	122,523,298
Purchase of short-term investment securities, net	14,064,700
Net realized gain from investment transactions	(465,153)
Net change in net unrealized appreciation/depreciation of investments	(19,380,386)
Increase in receivable for investments sold	(892,302)
Increase in interest and dividends receivable	(219,437)
Increase in payable for investments purchased	3,203,143
Increase in interest payable	67,666
Decrease in accrued expenses and other liabilities	(202,854)
Total adjustments	(29,275,232)
Net cash provided by operating activities	(631,780)

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid	(18,169,955)
Cost of fund shares reinvested	714,620
Increase in line of credit payable	15,000,000
Net cash used for financing activities	(2,455,335)
Effect of exchange rates on cash	(340,791)
Net decrease in cash	(3,427,906)
Cash at beginning of year	2,695,867
Cash at end of year	$(732,039)

Cash paid for interest expense for leverage	$974,845

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
Net asset value, beginning of period	$11.350	$12.320	$12.060	$8.770	$17.640

Income (loss) from investment operations:
Net investment income[1]	0.557	0.587	0.568	0.685	0.769
Net realized and unrealized gain (loss)	1.261	(0.327)	0.922	3.875	(7.935)
Total from investment operations	1.818	0.260	1.490	4.560	(7.166)

Less dividends and distributions from:
Net investment income	(0.627)	(0.750)	(0.918)	(0.668)	(0.644)
Return of capital	(0.521)	(0.480)	(0.312)	(0.602)	(1.060)
Total dividends and distributions	(1.148)	(1.230)	(1.230)	(1.270)	(1.704)

Net asset value, end of period	$12.020	$11.350	$12.320	$12.060	$8.770

Market value, end of period	$11.100	$10.920	$12.310	$12.290	$6.080

Total return based on:[2]
Net asset value	16.85%	1.77%	13.13%	59.12%	(42.25% )
Market value	12.15%	(2.01% )	10.92%	134.96%	(54.14% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$190,602	$179,414	$160,465	$156,048	$113,400
Ratio of expenses to average net assets	2.15%	1.98%	1.95%	2.14%	1.66%
Ratio of expenses to adjusted average net assets (before interest expense)[3]	1.19%	1.28%	1.22%	1.26%	1.24%
Ratio of interest expense to adjusted average net assets[3]	0.42%	0.31%	0.33%	0.35%	0.29%
Ratio of net investment income to average net assets	4.74%	4.68%	4.68%	6.73%	5.33%
Ratio of net investment income to adjusted average net assets[3]	3.57%	3.76%	3.73%	5.06%	4.91%
Portfolio turnover	53%	72%	83%	88%	97%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$65,725	$50,725	$40,000	$40,000	$40,000
Asset coverage per $1,000 of debt outstanding at end of period	$3,900	$4,537	$5,012	$4,901	$3,835

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
3 Adjusted average net assets excludes debt outstanding.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund
November 30, 2012

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swaps prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask price, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (November 30, 2009–November 30, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regards to foreign taxes, the Fund only has open tax years in certain foreign countries it invests in back to the inception of the Fund.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return

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Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

1. Significant Accounting Policies (continued)

of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2012. The actual determination of the source of the Fund’s distributions can be made only at year end.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on November 30, 2012.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g, when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized gain and unrealized gain or loss of investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts

(REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2012.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust, and the investment manager, an annual fee of 0.95%, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets excluding the line of credit liability of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; and 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended November 30, 2012, the Fund was charged $12,099 for these services.

At November 30, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$198,044
Fees and expenses payable to DSC	1,017
Other expenses payable to DMC and affiliates*	1,663

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and Directors’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2012, the Fund was charged $ 36,501 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Trustees of the Fund. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2012, the Fund made purchases of $140,909,504 and sales of $115,971,465 of investment securities other than U.S. government securities and short-term investments. For the year ended November 30, 2012, the Fund made purchases of $6,934,821 and sales of $6,551,833 of long-term U.S. government securities.

At November 30, 2012, the cost of investments for federal income tax purposes was $263,530,905. At November 30, 2012, the net unrealized appreciation was $9,833,282, of which $23,078,095 related to unrealized appreciation of investments and $13,244,813 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market

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Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing broker-quoted securities; fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$3,174,790	$—	$3,174,790
Common Stock	112,789,939	—	—	112,789,939
Convertible Preferred Stock	1,939,760	2,641,428	—	4,581,188
Corporate Debt	—	111,879,963	415,000	112,294,963
Foreign Debt	—	16,280,792	—	16,280,792
Exchange-Traded Fund	740,500	—	—	740,500
U.S. Treasury Obligations	—	879,379	—	879,379
Other	1,614,512	644,747	—	2,259,259
Short-Term Investments	—	5,026,931	—	5,026,931
Securities Lending Collateral	—	15,336,446	—	15,336,446
Total	$117,084,711	$155,864,476	$415,000	$273,364,187

Foreign Currency Exchange Contracts	$—	$(779)	$—	$(779)

The securities that have been deemed worthless on the statement of net assets are considered to be Level 3 securities in this table.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the year ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2012 and 2011 was as follows:

	Year Ended
	11/30/12	11/30/11
Ordinary income	$9,927,316	$9,958,352
Return of capital	8,242,639	6,379,270
Total	$18,169,955	$16,337,622

5. Components of Net Assets on a Tax Basis

As of November 30, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$240,349,384
Capital loss carryforwards	(59,453,692)
Other temporary differences	(34,689)
Unrealized appreciation	9,741,474
Net assets	$190,602,477

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddle, contingent payment debt instruments, mark-to-market of foreign currency exchange contracts, partnership income, tax preferred securities, market discount and premium on debt instruments and unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, contingent payment debt instruments, CDS contracts, foreign capital gain taxes, market discount and premium on certain debt instruments, passive foreign investment companies, net operating losses, tax preferred securities, and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2012, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$9,116,463
Accumulated net realized loss	(644,705)
Paid-in capital	(8,471,758)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $156,432 was utilized on November 30, 2012. Capital loss carryforwards remaining at November 30, 2012, if not utilized in future years, will expire as follows: $3,221,272 expires in 2015, $33,984,198 expires in 2016 and $22,248,222 expires in 2017.

On December 22, 2010, the Act was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after

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Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

5. Components of Net Assets on a Tax Basis (continued)

the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare Shareowner Services LLC (Computershare), in the open market if the shares of the Fund are trading at a discount to the Fund’s net asset value on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s net asset value on the dividend payment date, the Fund will issue shares to shareholders of record at net asset value. During the year ended November 30, 2012, the Fund issued 60,489 shares for $714,620 under the Fund’s dividend reinvestment plan because the Fund was trading at a premium to net asset value on the respective dividend payment dates. During the year ended November 30, 2011, the Fund issued 52,357 shares for $675,989 under the Fund’s dividend reinvestment plan because the Fund was trading at a premium to net asset value on the respective dividend payment dates.

7. Fund Merger

As of the close of business on October 21, 2011, the Fund acquired all of the assets of the Delaware Investments® Global Dividend and Income Fund Inc., (Acquired Fund), a closed-end investment management company, in exchange for the shares of the Fund (Acquiring Fund) pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the Acquiring Fund equal to the aggregate net asset value of shares in the Acquired Fund prior to the Reorganization, as shown in the following table:

Acquiring Fund	Acquired Fund
Shares	Shares	Value
2,725,926	4,789,889	$31,394,740

The Reorganization was treated as a non-taxable event and, accordingly, the Acquired Fund’s basis in securities acquired reflected historical cost basis as of the date of transfer. The net assets, net unrealized depreciation, distributions in excess of net investment income, and accumulated net realized loss of the Acquired Fund as of the close of business on October 21, 2011, were as follows:

Net assets	$31,394,740
Distributions in excess of net investment income	150,321
Accumulated net realized loss	(8,258,081)
Net unrealized depreciation	(405,624)

The net assets of the Acquiring Fund before the acquisition were $150,504,258. The net assets of the Acquiring Fund immediately following the acquisition were $181,898,998.

Assuming that the acquisition had been completed on December 1, 2010, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended November 30, 2011, were as follows:

Net investment income	$8,721,735
Net realized gain on investments and foreign currencies	2,940,655
Change in unrealized depreciation and foreign currencies	(7,495,108)
Net increase in net assets resulting from operations	4,167,282

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since the close of business on October 21, 2011.

8. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount.

As of November 30, 2012, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
GenCorp	$415,000
Silver II Acquisition	630,000
Tempur-Pedic International	415,000
TPC Group	725,000

9. Line of Credit

Effective June 27, 2012, the Fund borrowed money pursuant to a $67,000,000 Credit Agreement with BNY Mellon that expires on June 26, 2013. Prior to June 27, 2012, the Fund was a party to a $67,000,000 Credit Agreement with BNY Mellon which had substantially similar terms. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At November 30, 2012, the Fund had two loans outstanding under the Credit Agreement. The par value of one loan outstanding was $40,000,000 at a variable interest rate of 1.75%. The par value of the other loan outstanding was $25,725,000 at a variable interest rate of 1.16%. During the year ended November 30, 2012, the average daily balance of loans outstanding was $ 60,929,918 at a weighted average interest rate of approximately 1.71%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Credit Agreement is computed at a rate of 0.20% per annum on the unused balance and is reflected in leverage expenses on the statement of operations. Under the prior Credit Agreement the commitment fee was calculated at a rate of 0.25% on the unused balance. The loans are collateralized by the Fund’s portfolio.

10. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of its contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

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Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

10. Derivatives (continued)

Options Contracts — During the year ended November 30, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended November 30, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at November 30, 2011	120	$2,241
Options written	1,590	220,477
Options expired	(1,210)	(124,810)
Options terminated in closing purchase transactions	(500)	(97,908)
Options outstanding at November 30, 2012	—	$—

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent quality by the manager.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended November 30, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets. At the year ended November 30, 2012, there were no open swap contracts.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended November 30, 2012.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	220,828	USD	484,256
Options contracts (average notional value)		—		7,735
Swap contracts (average notional value)*		—		8,182
	EUR	153,557	EUR	—

*	Long represents buying protection and short represents selling protection.

11. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return

(continues)       37

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

11. Securities Lending (continued)

loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At November 30, 2012, the value of securities on loan was $16,124,538, for which the Fund received collateral, comprised of non-cash collateral (U.S. government securities) valued at $975,351 and cash collateral of $15,722,131. At November 30, 2012, the value of invested collateral was $15,336,446. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

12. Credit and Market Risks

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees and Shareholders of
Delaware Enhanced Global Dividend and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) at November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended November 30, 2009 and each of the periods prior were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers, LLP
Philadelphia, Pennsylvania
January 18, 2013

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on August 22, 2012. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

	Shares	Shares	No Ballot
Nominee	Voted For	Withheld	Received
Patrick P. Coyne	14,276,393	607,250	953,648
Thomas L. Bennett	14,251,516	632,127	953,648
John A. Fry	14,216,992	666,651	953,648
Anthony D. Knerr	14,225,998	657,644	953,648
Lucinda S. Landreth	14,258,096	625,546	953,648
Ann R. Leven*	14,236,588	647,054	953,648
Frances A. Sevilla-Sacasa	14,207,777	675,865	953,648
Janet L. Yeomans	14,259,894	623,748	953,648
J. Richard Zecher	14,291,096	592,546	953,648

*	Effective August 31, 2012, Ms. Leven resigned as a Trustee of the Fund. Joseph W. Chow and Thomas K. Whitford were appointed as Trustees of the Fund effective January 1, 2013. Messrs. Chow and Whitford will be subject to shareholder election at a meeting in August 2013.

Changes to portfolio management team

Paul A. Matlack, Craig C. Dembek, and John P. McCarthy were appointed co-portfolio managers of the Fund on December 4, 2012. Messrs. Matlack, Dembek, and McCarthy joined Babak “Bob” Zenouzi, Damon J. Andres, Wayne A. Anglace, Liu-Er Chen, Thomas H. Chow, Roger A. Early, Edward A. “Ned” Gray, and D. Tysen Nutt in making day-to-day decisions for the Fund.

On December 4, 2012, the Fund announced that Kevin P. Loome would no longer serve as a co-portfolio manager of the Fund.

Fund management

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

(continues)       41

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Wayne A. Anglace, CFA
Vice President, Senior Portfolio Manager, Research Analyst

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s convertible bond strategies. Anglace also serves as a research analyst for the firm’s taxable fixed income portfolio team with specific responsibilities for the healthcare sector. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies, and credit risk opportunities including high yield mutual funds and strategies. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of high yield collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Craig C. Dembek, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Edward A. “Ned” Gray, CFA
Senior Vice President, Chief Investment Officer — Global and International Value Equity

Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 20 years. Prior to joining Delaware Investments in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray was a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Paul A. Matlack, CFA
Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

John P. McCarthy, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, autos, auto parts, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

(continues)       43

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Changes to the Fund’s investment policies regarding swap counterparties

In May 2012, the Fund’s Board of Directors approved the following change in investment policies regarding swap counterparties:

Effective May 31, 2012, the Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

	Investment		Long Term Capital
	Income	Return of Capital	Gain/(Loss)	Total Distribution
Month	Per Share	per Share	per Share	Amount per Share
December 2011	$0.0466	$0.0559	$—	$0.1025
January 2012	$0.0307	$0.0718	—	$0.1025
February 2012	$0.0410	$0.0615	—	$0.1025
March 2012	$0.0533	$0.0492	—	$0.1025
April 2012	$0.0381	$0.0644	—	$0.1025
May 2012	$0.0809	$0.0216	—	$0.1025
June 2012	$0.0617	$0.0408	—	$0.1025
July 2012	$0.0349	$0.0676	—	$0.1025
August 2012	$0.0442	$0.0583	—	$0.1025
September 2012	$0.0501	$0.0249	—	$0.0750
October 2012	$0.0393	$0.0357	—	$0.0750
November 2012	$0.0440	$0.0310	—	$0.0750
Total	$0.5648	$0.5827	$—	$1.1475

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

(continues)       45

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan (continued)

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone: 866 437-0252.

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment advisory agreement

At a meeting held on August 21–23, 2012 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory Agreement for Delaware Enhanced Global Dividend and Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Lipper reports with independent legal counsel to the Independent Directors. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one- and three-year periods ended March 31, 2012. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all non-leveraged closed-end global funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the second quartile. The Board was satisfied with performance.

(continues)       47

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment advisory agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the Fund’s recent reorganization. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management profitability analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2012, the Fund designates distributions paid during the year as follows:

(A)
Ordinary	(B)
Income	Return	Total	(C)
Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
54.64%	45.36%	100.00%	10.71%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Fund intends to designate up to a maximum percentage of 19.01% to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	71	Director and Audit
2005 Market Street	President,	since August 16, 2006	various executive capacities		Committee Member —
Philadelphia, PA	Chief Executive		at different times at		Kaydon Corp.
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer			Board of Governors
April 1963		since August 1, 2006			Member — Investment
Company Institute (ICI)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	71	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103					(2007–2011)

October 1947
John A. Fry	Trustee	Since	President	71	Board of Governors
2005 Market Street		January 2001	Drexel University		Member — NASDAQ
Philadelphia, PA			(August 2010–Present)		OMX PHLX LLC
19103
			President —		Director and Audit
May 1960			Franklin & Marshall College		Committee Member —
			(June 2002–July 2010)		Community Health
Systems

Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities
Holdings (2005–2008)
Anthony D. Knerr	Trustee	Since	Managing Director —	71	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Private Investor	71	None
2005 Market Street		March 2005	(2004–Present)
Philadelphia, PA
19103

June 1947

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since	Chief Executive Officer —	71	Trust Manager —
2005 Market Street		September 2011	Banco Itaú Europa		Camden Property
Philadelphia, PA			International		Trust (since August 2011)
19103			(since April 2012)

January 1956			Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011)
— University of Miami
School of Business
Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	71	Director, Audit
2005 Market Street		April 1999	(January 2006–July 2012)		Committee Member
Philadelphia, PA			Vice President — Mergers & Acquisitions		and Investment
19103			(January 2003–January 2006), and		Committee Member —
			Vice President and Treasurer		Okabena Company
July 1948			(July 1995–January 2003)
			3M Corporation		Chair — 3M Investment
Management Company
(January 2005–July 2012)
J. Richard Zecher	Trustee	Since	Founder —	71	Director and Compensation
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director —
July 1940			Founder —		Oxigene, Inc.
			P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	71	None[3]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	71	None[3]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Executive Vice	Executive Vice President	David P. O’Connor has served in	71	None[3]
2005 Market Street	President,	since February 2012;	various executive and legal
Philadelphia, PA	General Counsel,	Senior Vice President	capacities at different times
19103	and Chief	October 2005–February 2012;	at Delaware Investments.
	Legal Officer	General Counsel and
February 1966		Chief Legal Officer
since
October 2005
Richard Salus	Senior	Chief Financial	Richard Salus has served in	71	None[3]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor and its transfer agent.
3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor and transfer agent as the registrant.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Directors

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments® Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

John A. Fry†
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Frances A. Sevilla-Sacasa†
Chief Executive Officer
Banco Itaú Europa
International
Miami, FL

Janet L. Yeomans†
Former Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

†Audit committee member

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Executive Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s website at delawareinvestments.com; and (iii) on the SEC’s website at sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Contact information

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7094

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer
agent
Computershare Shareowner Services LLC
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252

Website
delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare Shareowner Services LLC at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $19,240 for the fiscal year ended November 30, 2012.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $25,734 for the fiscal year ended November 30, 2011.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,750 for the fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,950 for the fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2011.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,867,923 and $5,228,766 for the registrant’s fiscal years ended November 30, 2012 and November 30, 2011, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, Joseph W. Chow, John A. Fry, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at www.delawareinvestments.com; and (ii) on the Commission’s website at www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2012. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2012.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	9	$1.5 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	7	$272.6 million	0	$0
Wayne A. Anglace
Registered Investment	3	$683.5 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	28	$312.3 million	0	$0
Liu-Er Chen
Registered Investment	9	$3.1 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	17	$2.7 billion	0	$0
Thomas H. Chow
Registered Investment	12	$20.9 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	12	$4.3 billion	0	$0

Craig C. Dembek
Registered Investment	0	$0	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	2	Less than $1 million	0	$0
Roger A. Early
Registered Investment	17	$25.7 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	46	$6.3 billion	2	$841.0 million
Edward Gray
Registered Investment	5	$910.6 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	9	$537.4 million	0	$0
Paul A. Matlack
Registered Investment	1	$14.8 million	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	2	Less than $1 million	0	$0
John P. McCarthy
Registered Investment	0	$0	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	2	Less than $1 million	0	$0
D. Tysen Nutt
Registered Investment	7	$3.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	35	$4.7 billion	1	$1.7 billion
Babak Zenouzi
Registered Investment	16	$2.8 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	6	$272.8 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     Three of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus – (Mr. Nutt only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Anglace, Mr. Chow, Mr. Dembek, Mr. Early, Mr. Matlack and Mr. McCarthy only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the BNY Mellon, eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

     The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of November 30, 2012, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2013

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2013